Narrative for the Hypothetical Illustration 1

I. The 0% gross return illustrated values for the fifth policy year have been calculated in the following manner:

Death Benefit:
The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $1,000,000 or 134% x $71,221.69
                     = $1,000,000

Policy Value:
Year 5 Policy Value =
Policy Value at the end of year 4    $57,728.97
+ Annual Premium*                    $17,000.00
- Premium Expense Charge**              $850.00
- Monthly Deduction***                $1,251.86
- Mortality & Expense Charge****        $658.79
+ Hypothetical Rate of Return*****     ($746.63)
                                      ---------
=                                       $71,222  (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

** Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $20.00 monthly policy fee, a $0.05 monthly per thousand charge, and a monthly cost of insurance (COI) deduction. The monthly per thousand charge applies in policy durations 1-10 and varies by the youngest insured's age and is $0.04 for ages 0-39, $0.05 for ages 40-59, and $0.06 for ages 60+. The monthly COI charges for year 5 are:

             Month                 COI
             -----                 ---
             1                  $34.28
             2                  $34.28
             3                  $34.29
             4                  $34.30
             5                  $34.31
             6                  $34.32
             7                  $34.33
             8                  $34.33
             9                  $34.34
            10                  $34.35
            11                  $34.36

            12                  $34.37

            Total              $411.86

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, and 0.45% for years 11+.

***** The hypothetical gross rate of return is 0%. The average annual fund expenses are 1.02%. The monthly interest amounts earned for year 5 are:

             Month         Interest
             -----         --------
             1             ($63.27)
             2             ($63.08)
             3             ($62.88)
             4             ($62.69)
             5             ($62.50)
             6             ($62.31)
             7             ($62.12)
             8             ($61.93)
             9             ($61.74)
            10             ($61.55)
            11             ($61.37)
            12             ($61.18)

         Total            ($746.63)

Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value                  $71,221.69
- Year 5 Surrender Charge            $18,694.85
                                     ----------
=                                       $52,527  (rounded to the nearest dollar)


II. The 6% gross return illustrated values for the fifth policy year have been calculated in the following manner:

Death Benefit:
The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $1,000,000 or 134% x $85,443.95
                     = $1,000,000

Policy Value:
Year 5 Policy Value =
Policy Value at the end of year 4    $67,168.61
+ Annual Premium*                    $17,000.00
- Premium Expense Charge**              $850.00
- Monthly Deduction***                $1,246.68
- Mortality & Expense Charge****        $743.83
+ Hypothetical Rate of Return*****    $4,115.84
                                      ---------
=                                       $85,444  (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

** Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $20.00 monthly policy fee, a $0.05 monthly per thousand charge, and a monthly cost of insurance (COI) deduction. The monthly per thousand charge applies in policy durations 1-10 and varies by the youngest insured's age and is $0.04 for ages 0-39, $0.05 for ages 40-59, and $0.06 for ages 60+. The monthly COI charges for year 5 are:

             Month              COI
             -----              ---
             1               $33.93
             2               $33.92
             3               $33.91
             4               $33.91
             5               $33.90
             6               $33.89
             7               $33.89
             8               $33.88
             9               $33.87
            10               $33.87
            11               $33.86
            12               $33.85

            Total           $406.68

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, and 0.45% for years 11+.

***** The hypothetical gross rate of return is 6%. The average annual fund expenses are 1.02%. The monthly interest amounts earned for year 5 are:

             Month          Interest
             -----          --------
             1               $339.05
             2               $339.75
             3               $340.47
             4               $341.18
             5               $341.89
             6               $342.61
             7               $343.33
             8               $344.06
             9               $344.78
            10               $345.51
            11               $346.24
            12               $346.97

            Total          $4,115.84

Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value                  $85,443.95
- Year 5 Surrender Charge            $18,694.85
                                     ----------
=                                       $66,749  (rounded to the nearest dollar)


III. The 12% gross return illustrated values for the fifth policy year have been calculated in the following manner:

Death Benefit:
The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $1,000,000 or 134% x $102,109.79
                     = $1,000,000

Policy Value:
Year 5 Policy Value =
Policy Value at the end of year 4    $77,797.41
+ Annual Premium*                    $17,000.00
- Premium Expense Charge**              $850.00
- Monthly Deduction***                $1,240.73
- Mortality & Expense Charge****        $839.56
+ Hypothetical Rate of Return*****   $10,242.68
                                     ----------
=                                      $102,110  (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

** Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $20.00 monthly policy fee, a $0.05 monthly per thousand charge, and a monthly cost of insurance (COI) deduction. The monthly per thousand charge applies in policy durations 1-10 and varies by the youngest insured's age and is $0.04 for ages 0-39, $0.05 for ages 40-59, and $0.06 for ages 60+. The monthly COI charges for year 5 are:

           Month              COI
           -----              ---
             1               $33.53
             2               $33.51
             3               $33.48
             4               $33.46
             5               $33.43
             6               $33.41
             7               $33.38
             8               $33.36
             9               $33.33
            10               $33.31
            11               $33.28
            12               $33.25

            Total           $400.73

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, and 0.45% for years 11+.

***** The hypothetical gross rate of return is 12%. The average annual fund expenses are 1.02%. The monthly interest amounts earned for year 5 are:

           Month            Interest
           -----            --------
             1               $821.38
             2               $827.08
             3               $832.82
             4               $838.60
             5               $844.43
             6               $850.32
             7               $856.24
             8               $862.22
             9               $868.24

            10               $874.31
            11               $880.44
            12               $886.61

         Total            $10,242.68

Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value                  $102,109.79
- Year 5 Surrender Charge             $18,694.85
                                      ----------
=                                        $83,415 (rounded to the nearest dollar)

Narrative for the Hypothetical Illustration 2

I. The 0% gross return illustrated values for the fifth policy year have been calculated in the following manner:

Death Benefit:
The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $1,000,000 or 134% x $69,454.47
                     = $1,000,000

Policy Value:
Year 5 Policy Value =
Policy Value at the end of year 4    $56,427.96
+ Annual Premium*                    $17,000.00
- Premium Expense Charge**              $850.00
- Monthly Deduction***                $1,748.23
- Mortality & Expense Charge****        $644.66
+ Hypothetical Rate of Return*****     ($730.61)
                                       ---------
=                                       $69,454  (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

** Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $20.00 monthly policy fee, a $0.07 monthly per thousand charge, and a monthly cost of insurance (COI) deduction. The monthly per thousand charge varies by duration and is $0.07 for durations 1-10 and $0.02 for durations 11+. The monthly COI charges for year 5 are:

             Month              COI
             -----              ---

             1               $55.60
             2               $55.62
             3               $55.63
             4               $55.65
             5               $55.66
             6               $55.68
             7               $55.69
             8               $55.71
             9               $55.72
            10               $55.74
            11               $55.76
            12               $55.77

         Total              $668.23

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 0%. The average annual fund expenses are 1.02%. The monthly interest amounts earned for year 5 are:

           Month           Interest
           -----           --------
             1             ($62.12)
             2             ($61.89)
             3             ($61.67)
             4             ($61.44)
             5             ($61.22)
             6             ($60.99)
             7             ($60.77)
             8             ($60.55)
             9             ($60.32)
            10             ($60.10)
            11             ($59.88)
            12             ($59.66)

         Total            ($730.61)

Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value                  $69,454.47

- Year 5 Surrender Charge            $18,694.85
                                     ----------
=                                       $50,760  (rounded to the nearest dollar)

II. The 6% gross return illustrated values for the fifth policy year have been calculated in the following manner:

Death Benefit:
The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $1,000,000 or 134% x $83,430.27
                     = $1,000,000

Policy Value:
Year 5 Policy Value =
Policy Value at the end of year 4    $65,718.24
+ Annual Premium*                    $17,000.00
- Premium Expense Charge**              $850.00
- Monthly Deduction***                $1,739.97
- Mortality & Expense Charge****        $728.38
+ Hypothetical Rate of Return*****    $4,030.38
                                      ---------
=                                       $83,430  (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

** Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $20.00 monthly policy fee, a $0.07 monthly per thousand charge, and a monthly cost of insurance (COI) deduction. The monthly per thousand charge varies by duration and is $0.07 for durations 1-10 and $0.02 for durations 11+. The monthly COI charges for year 5 are:

             Month              COI
             -----              ---
             1               $55.04
             2               $55.03
             3               $55.02
             4               $55.02
             5               $55.01
             6               $55.00
             7               $54.99
             8               $54.99
             9               $54.98
            10               $54.97

            11               $54.96
            12               $54.95
         Total              $659.97

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 6%. The average annual fund expenses are 1.02%. The monthly interest amounts earned for year 5 are:

           Month           Interest
           -----           --------
             1              $332.97
             2              $333.49
             3              $334.01
             4              $334.54
             5              $335.06
             6              $335.59
             7              $336.12
             8              $336.65
             9              $337.18
            10              $337.72
            11              $338.26
            12              $338.79

            Total         $4,030.38

Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value                  $83,430.27
- Year 5 Surrender Charge            $18,694.85
                                     ----------
=                                       $64,735  (rounded to the nearest dollar)

III. The 12% gross return illustrated values for the fifth policy year have been calculated in the following manner:

Death Benefit:
The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $1,000,000 or 134% x $99,817.13
                     = $1,000,000

Policy Value:
Year 5 Policy Value =
Policy Value at the end of year 4    $76,183.55
+ Annual Premium*                    $17,000.00
- Premium Expense Charge**              $850.00
- Monthly Deduction***                $1,730.50
- Mortality & Expense Charge****        $822.69
+ Hypothetical Rate of Return*****   $10,036.76
                                     ----------
=                                       $99,817  (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

** Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $20.00 monthly policy fee, a $0.07 monthly per thousand charge, and a monthly cost of insurance (COI) deduction. The monthly per thousand charge varies by duration and is $0.07 for durations 1-10 and $0.02 for durations 11+. The monthly COI charges for year 5 are:

           Month              COI
           -----              ---
             1               $54.41
             2               $54.37
             3               $54.34
             4               $54.30
             5               $54.27
             6               $54.23
             7               $54.19
             8               $54.15
             9               $54.12
            10               $54.08
            11               $54.04
            12               $54.00

            Total           $650.50

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 12%. The average annual fund expenses are 1.02%. The monthly interest amounts earned for year 5 are:

           Month           Interest
           -----           --------
             1              $806.90
             2              $812.12
             3              $817.38
             4              $822.69
             5              $828.03
             6              $833.42
             7              $838.86
             8              $844.34
             9              $849.86
            10              $855.43
            11              $861.04
            12              $866.70

            Total        $10,036.76

Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value                  $99,817.13
- Year 5 Surrender Charge            $18,694.85
                                     ----------
=                                       $81,122  (rounded to the nearest dollar)